AMENDMENT NO. 1
TO
REVOLVING LOAN AGREEMENT

AMENDMENT NO. 1 TO REVOLVING LOAN AGREEMENT (this “Amendment”), dated as of August 24, 2007, by and between:

CAPLEASE, INC. (f/k/a Capital Lease Funding, Inc.), a Maryland corporation and PREFCO II LIMITED PARTNERSHIP, a Connecticut limited partnership (collectively, “Borrower”); and

WACHOVIA BANK, NATIONAL ASSOCIATION as Initial Lender and as Administrative Agent (“Lender”).

PRELIMINARY STATEMENTS

(A) Borrower and Lender entered into a certain Revolving Loan Agreement, dated as of July 17, 2007 (“Agreement”); and

(B) The Borrower and Lender have agreed to amend certain provisions of the Agreement, all on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

ARTICLE I.

AMENDMENTS

Section 1.1.  Definitions.Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as amended through the date hereof).

Section 1.2.  Certain Amendments to Revolving Loan Agreement. The definition of Revolving Commitment Amount contained in Section 2.01(a) of the Agreement is hereby amended to mean $30,000,000 instead of $40,000,000, and all references to $40,000,000 in the Agreement shall henceforth refer to $30,000,000 in its place and stead.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

In order to induce the Lender to enter into this Amendment, the Borrower represents and warrants to the Lender that:

Section 2.1.  No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred or be continuing under the Agreement, or any other agreement between the parties hereto.

Section 2.2.  Existing Representations and Warranties. As of the date hereof and after giving effect to this Amendment, each and every one of the representations and warranties set forth in the Agreement (except for such representations and warranties that were only required to be true and correct as of a prior date) are true and correct in all material respects.

Section 2.3.  Authority; Enforceability. (a) The execution, delivery and performance by the Borrower of this Amendment are within its organizational powers and have been duly authorized by all necessary action on the part of each Borrower, (b) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against each Borrower in accordance with its respective terms, and (c) this Amendment and the execution, delivery and performance by the Borrower does not: (i) contravene the terms of any of its respective organization documents; (ii) conflict with or result in any material breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which it is a party or any order, injunction, writ or decree to which the Borrower or its respective assets and properties are subject; or (iii) violate any Requirement of Law.

Section 2.4.  Consent. No consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment.

Section 2.5.  Execution. This Amendment has been duly executed and delivered by it.

Section 2.6.  No Defenses. The Borrower has no defenses, offsets, counterclaims, abatements, rights of rescission or other claims, legal or equitable, available to the Borrower with respect to this Amendment, the Agreement, the Loan Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, or with respect to the obligation of the Borrower to repay all amounts due under the Loan Documents.

ARTICLE III.

CONDITIONS PRECEDENT

Section 3.1.  Conditions of Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to the Lender:

(a)  All of the representations and warranties of the Borrower set forth in this Amendment and in the Agreement, after giving effect to this Amendment shall be true and correct in all respects, except to the extent such representations and warranties expressly related to an earlier date, in which case such representations and warranties shall have been true and correct in all respects as of such earlier date;

(b)  The execution and delivery of this Amendment by each of the parties hereto;

(c)  Payment of all legal fees and expenses of Dechert LLP, as counsel to the Lender, in the amount to be set forth on a separate invoice; and

(d)  Such other documents, agreements, certifications or legal opinions as the Lender may reasonably require.

ARTICLE IV.

REFERENCE TO AND EFFECT UPON THE REVOLVING LOAN AGREEMENT

Section 4.1.  Effect. Except as specifically set forth herein, the Agreement and the other ancillary documents entered into in connection therewith (collectively, “Transaction Documents”) shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

Section 4.2.  No Waiver; References. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the Agreement or the Transaction Documents, nor constitute a waiver of any provision of the Agreement or the Transaction Documents, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in:

(i) the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Agreement as amended hereby; and

(ii) the other Transaction Documents to the “Revolving Loan Agreement” shall mean and be a reference to the Agreement as amended hereby.

Section 4.3.  Waiver. As of the date hereof, the Borrower hereby waives, releases and discharges Lender and its successors, assigns, and past, present and future affiliates, partners, participants, members, officers, directors, employees, shareholders, attorneys, and agents from any and all liabilities, duties, responsibilities, obligations, claims, demands, actions, causes of action, cases, controversies, damages, costs, losses, and expenses now existing or hereafter arising out of or in any way relating to or in connection with, directly or indirectly, the Agreement or the Transaction Documents; provided, that, neither Lender nor any of its successors, assigns, and past, present and future affiliates, partners, participants, members, officers, directors, employees, shareholders, attorneys, and agents has engaged in any act of gross negligence or willful misconduct in connection with the Agreement or the Transaction Documents.

ARTICLE V.

MISCELLANEOUS.

Section 5.1.  Expenses. The Borrower agrees to pay the Lender upon demand for all reasonable expenses, including reasonable attorneys’ fees and expenses of the Lender, incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment.

Section 5.2.  Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

Section 5.3.  Successors. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto and the successors and assigns of the Lender.

Section 5.4.  Assignment. The Borrower shall not assign all or any portion of this Amendment, or any rights or benefits thereof, to any person or entity without the prior written consent of the Lender.

Section 5.5.  Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment.

Section 5.6.  Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only any and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

Section 5.7.  No Modification. This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Agreement.

Section 5.8.  Final Agreement. This Amendment represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

Remainder of Page Intentionally Blank.
Signature Page(s) Follow(s).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

CAPLEASE, INC. (f/k/a Capital Lease Funding, Inc.)

By: /s/ Shawn P. Seale_______________________
Name: Shawn P. Seale_______________________
Title: Senior Vice President

PREFCO II LIMITED PARTNERSHIP

By:PREFCO II GP LLC, its sole general partner

By: /s/ Shawn P. Seale_______________________
Name: Shawn P. Seale_______________________
Title: Senior Vice President

LENDER:

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ John Nelson_______________________
Name: John Nelson
Title: Director